SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

GVC VENTURE CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building, 405 Lexington Avenue, New York, New York 10174

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 907-6610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 31, 2007, Mahoney Sabol & Company, LLP (“Mahoney Sabol”) resigned as the Company’s independent registered public accounting firm and, on January 3, 2008, the Company, acting through its Board of Directors, retained Braver PC (“Braver”) as the Company’s independent registered public accounting firm.

Except for going concern qualifications contained in the reports of Mahoney Sabol with respect to the Company’s financial statements as at and for the years ended June 30, 2006 and 2007, Mahoney Sabol’s reports on the Company’s financial statements as at and for the years ended June 30, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended June 30, 2006 and 2007 and the subsequent period through December 31, 2007, (i) there were no disagreements with Mahoney Sabol, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,which, if not resolved to Mahoney Sabol’s satisfaction, would have caused Mahoney Sabol to make reference to the subject matter of the disagreement in connection with its reports, (ii) no such disagreement was discussed with the Board of Directors or any committee of the Board of Directors of the Company and (iii) Mahoney Sabol did not advise the Company of the existence of any matter described in Item 304(a)(1)(iv) of Regulation S-B. The Company has authorized Mahoney Sabol to respond fully to the inquiries of Braver. The Company provided Mahoney Sabol with a copy of this Report and requested that Mahoney Sabol furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. The letter provided by Mahoney Sabol is attached hereto as Exhibit 16.

During the Company’s fiscal years ended June 30, 2006 and 2007 and the subsequent period through December 31, 2007, neither the Company nor anyone on behalf of the Company consulted Braver regarding (a) either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of Braver was provided with respect to any accounting, auditing, or financial reporting issue or (b) any matter that was either the subject of a disagreement or any event described in Item 304(a)(1)(iv) of Regulation S-B. The Company has also provided Braver with a copy of this Report, requested by Braver to review the disclosures contained in this Report and provided Braver with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views or the respects in which Braver does not agree with the disclosures made in this Report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
16	Letter dated January 3, 2008 from Mahoney Sabol, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GVC VENTURE CORP.
Date:	January 4, 2008	By:	/s/ Bernard Zimmerman
Bernard Zimmerman,
Chairman of the Board of Directors,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated January 3, 2008 from Mahoney Sabol, LLP.